UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

BioLargo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-19709	65-0159115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14921 Chestnut St., Westminster, California	92683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 400-2863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Definitive Agreement

On September 26, 2018, we (BioLargo, Inc., the “Company”) and our partially owned subsidiary, Clyra Medical Technologies, Inc. (“Clyra Medical”), entered into a series of agreements whereby BioLargo acquired the assets of Scion Solutions, LLC (“Scion”), and in particular its stem-cell based technology, the SkinDisc (the “Scion IP”), and key team members to support the sale and distribution of medical products based on our BioLargo technologies (collectively, the “2018 Scion Transaction”). The consideration provided to Scion, which was subject to an escrow agreement and earn out provisions, included: (i) 21,000 shares of Clyra Medical common stock; (ii) 10,000 shares of Clyra Medical common stock redeemable for 7,142,858 shares of BioLargo common stock; and (iii) a promissory note in the principal amount of $1,250,000 (the “Scion Promissory Note”).

As of December 31, 2021, certain of the earn-out provisions were met, such that Scion had received from escrow 7,000 of the 10,000 Clyra Medical common shares redeemable for 5,000,000 of the 7,142,858 shares of BioLargo stock held by Clyra Medical. As of December 31, 2021, $1,007,000 in principal, and $152,716 in interest, was outstanding pursuant to the promissory note. Additionally, as of December 31, 2021, Clyra Medical owed $135,450 and $170,000 to Spencer Brown and Tanya Rhodes, respectively, pursuant to their consulting agreements with the company.

By written agreement dated March 1, 2022, fully executed on March 3, 2022, Clyra Medical and BioLargo agreed to sell back to Scion the Scion IP purchased in the 2018 Scion Transaction. In exchange, Scion agreed to (i) accept 2,000,000 (of the 5,000,000) BioLargo common shares it had earned, (ii) forgive the outstanding principal and interest due on the Scion Promissory Note, and (iii) return all shares of Clyra common stock owned by Scion. Additionally, Scion members Spencer Brown, Tanya Rhodes, and Dr. Brock Liden each forgave all amounts due to them pursuant to their consulting agreements with Clyra Medical, which, in the aggregate, represented $305,450 on Clyra Medical’s accounts payable, and Spencer Brown resigned from Clyra Medical’s board of directors. The agreement further provided that Clyra Medical and BioLargo indemnify Scion and related parties from any claims related to the SkinDisc, and for mutual releases of any claims between the parties.

Spencer Brown and Tanya Rhodes each entered into non-disclosure agreements whereby they agreed not to disclose Clyra Medical or BioLargo’s proprietary information, and five-year non-compete provisions whereby they agreed not to engage in competition with copper-iodine complex technologies that are the same or substantially similar to Clyra Medical’s intellectual property. In exchange, Clyra Medical, BioLargo, and certain agents of Clyra Medical and BioLargo agreed not to engage in competition with Scion’s SkinDisc technology.

Separately, BioLargo and Clyra Medical entered into an agreement dated March 3, 2022, whereby (i) BioLargo agreed to transfer to Scion the Scion IP in accordance with the March 1, 2022 agreement, (ii) Clyra Medical transferred to BioLargo for its return to treasury 5,142,858 shares of BioLargo common stock, and (iii) BioLargo agreed to convert $633,091 in working capital advances made to or on behalf of Clyra Medical, into 2,042.23 shares of Clyra Medical common stock at a rate of $310 per share.

Although these agreements were not fully executed until March 3, 2022, the essential terms of the agreement between Scion and Clyra Medical/BioLargo that would have a material impact on BioLargo’s financial statements remained unchanged since the first draft of the transaction document prepared and agreed to by both parties in December 2021, and therefore, management considered the guidance in Accounting Standard Codification 855, whereby since the condition existed as of the balance sheet date, with further evidence arising subsequent to the balance sheet date, the Company will recognize the financial statement effects of this transaction within the financial statements for the year ended December 31, 2021.

The foregoing descriptions of the agreement dated March 1, 2022, by and between Clyra Medical, BioLargo, and Scion, and the agreement dated March 3, 2022 by and between Clyra Medical and BioLargo, are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.5 and 10.6, respectively. The foregoing descriptions of the agreements in the 2018 Scion Transaction are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description	Form	File Date
10.1	Stock Purchase Agreement and Plan of Reorganziation dated September 26, 2018, with Scion Solutions, LLC	Form 8-K	10/2/2018
10.2	Escrow Agreement dated September 26, 2018 regarding Clyra/Scion transaction	Form 8-K	10/2/2018
10.3	Promissory note issued by Clyra Medical to Scion Solutions dated September 26, 2018	Form 8-K	10/2/2018
10.4	Closing Agreement dated December 17, 2018 between Clyra Medical and Scion Solutions	Form 8-K	12/19/2018
10.5*	Agreement dated March 1, 2022, by and between Scion Solutions, LLC, Clyra Medical Technologies, Inc., and BioLargo, Inc
10.6*	Agreement dated March 3, 2022, by and between Clyra Medical Technologies, Inc., and BioLargo, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Management contract or compensatory plan, contract or arrangement
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2022	BIOLARGO, INC.

	By:	/s/ Dennis P. Calvert
Dennis P. Calvert
President and Chief Executive Officer